Q4 2015 Earnings Release Published February 8, 2016 (Earnings Conference Call February 9, 2016) Lawrence Dewey, Chairman & Chief Executive Officer David Graziosi, President & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; the failure of markets outside North America to increase adoption of fully-automatic transmissions; risks related to our substantial indebtedness; the concentration of our net sales in our top five customers and the loss of any one of these; future reductions or changes in government subsidies and other external factors impacting demand for hybrid vehicles; U.S. defense spending; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs; risks associated with our international operations; and labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward- looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2014.

Non-GAAP Financial Information We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income, interest expense, net, income tax expense (benefit), trade name impairment and amortization of intangible assets, less cash interest, net and cash income taxes, and adjusted for certain non-recurring items. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted EBITDA excluding technology-related license expenses is calculated as Adjusted EBITDA less technology-related license expenses. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Adjusted EBITDA margin excluding technology-related license expenses is calculated as Adjusted EBITDA excluding technology-related license expenses divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-recurring items. We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash interest paid and cash taxes paid rather than our interest expense and tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets. We use Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin and Adjusted EBITDA margin excluding technology-related license expenses to evaluate and control our cash operating costs and to measure our operating profitability. We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses and adjusted free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business. You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow as an alternative to net income, determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

Call Agenda Q4 2015 Performance 2016 Guidance

Q4 2015 Performance Summary ($ in millions) Q4 2015 Q4 2014 % Variance Net Sales $478 $544 (12.2%) Gross Margin % 46.5% 47.0% (50 bps) Adjusted Net Income (1) $123 $117 4.9% Adjusted Free Cash Flow (1) $146 $129 13.2% See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow. Commentary Net Sales: the decrease was principally driven by lower demand in the global Off-Highway and Defense end markets, partially offset by price increases on certain products. Gross Margin: the decrease was principally driven by decreased sales volume partially offset price increases on certain products and favorable material costs. Adjusted Net Income: the increase was principally driven by decreased cash interest expense, price increases on certain products, favorable material costs, lower incentive compensation expense, reduced global commercial activities spending, reduced product initiatives spending, a favorable vendor settlement and 2014 foreign exchange losses on intercompany financing partially offset be decreased sales volume. Adjusted Free Cash Flow: the increase was principally driven by increased net cash provided by operating activities partially offset by increased capital expenditures.

Q4 2015 Sales Performance ($ in millions) End Markets Q4 2015 Q4 2014 % Variance Commentary North America On-Hwy $252 $256 (2%) Principally driven by lower demand for Pupil Transport / Shuttle Series models North America Hybrid-Propulsion Systems for Transit Bus $23 $17 35% Principally driven by intra-year movement in the timing of orders North America Off-Hwy $11 $36 (69%) Principally driven by lower demand from hydraulic fracturing applications Defense $25 $38 (34%) Principally driven by reductions in U.S. defense spending to longer term averages experienced during periods without active conflicts Outside North America On-Hwy $65 $65 0% Principally driven by higher demand in Europe and Japan offset by lower demand in China and South America Outside North America Off-Hwy $7 $19 (63%) Principally driven by lower demand in the energy sector Service Parts, Support Equipment & Other $95 $113 (16%) Principally driven by lower demand for North America Off-Highway service parts partially offset by higher demand for global On-Highway service parts Total $478 $544 (12%)

Q4 2015 Financial Performance

($ in millions, except share data)	Q4 2015	Q4 2014	$ Var	% Var	Commentary
Net Sales	$478.2	$544.4	($66.2)	(12.2%)	Decrease was principally driven by lower demand in the global Off-Highway and Defense end markets, partially offset by price increases on certain products
Cost of Sales	$256.0	$288.8	$32.8	11.4%	
Gross Profit	$222.2	$255.6	($33.4)	(13.1%)	Decrease was principally driven by decreased sales volume partially by offset price increases on certain products, favorable material costs and lower incentive compensation expense
Operating Expenses					
Selling, General and Administrative Expenses	$81.5	$88.8	$7.3	8.2%	Decrease principally driven by reduced global commercial activities spending and lower incentive compensation expense
Engineering – Research and Development	$23.5	$33.6	$10.1	30.1%	Decrease principally driven by reduced product initiatives spending, lower incentive compensation expense and 2014 technology-related license expenses
Impairment Loss(1)	$80.0	$15.4	($64.6)	(419.5%)	Trade name impairment charge of $80 million as a result of lower forecasted net sales for certain of our end markets
Total Operating Expenses	$185.0	$137.8	($47.2)	(34.3%)	
Operating Income	$37.2	$117.8	($80.6)	(68.4%)	
Interest Expense, net	($20.8)	($37.4)	$16.6	44.4%	Decrease principally driven by mark-to-market adjustments for LIBOR swaps and debt repayments and refinancing
Other Income (Expense), net	$3.3	($2.6)	$5.9	226.9%	
Income Before Income Taxes	$19.7	$77.8	($58.1)	(74.7%)	
Income Tax Expense	($6.7)	($27.3)	$20.6	75.5%	
Net Income	$13.0	$50.5	($37.5)	(74.3%)	
Diluted Earnings Per Share	$0.08	$0.28	($0.20)	(71.4%)	Q4 2015: 171.9M shares; Q4 2014: 180.8M shares
Adjusted Net Income(2)	$122.8	$117.1	$5.7	4.9%	
Adjusted EBITDA(2)	$170.1	$185.3	($15.2)	(8.2%)	
Adjusted EBITDA excluding technology-related license expenses(2)	$170.1	$188.1	($18.0)	(9.6%)	

(1) 2014: Impairment of long lived assets and accrued expenses related to the production of the H3000 and H4000 hybrid propulsion systems.

(2) See Appendix for a reconciliation from Net Income.

7

Q4 2015 Cash Flow Performance

($ in millions)	Q4 2015	Q4 2014	$ Variance	% Variance	Commentary
Net Cash Provided by Operating Activities	$174	$141	$33	23.4%	Principally driven by lower excess tax benefit from stock-based compensation, reduced operating working capital, price increases on certain products, favorable material costs, lower global commercial activities and product initiatives spending, reduced technology-related license expenses and a favorable vendor settlement partially offset decreased sales volume and unfavorable product warranty adjustments
CapEx	$28	$27	$1	5.7%	In line with prior period
Adjusted Free Cash Flow (1)	$146	$129	$17	13.2%	Principally driven by increased net cash provided by operating activities partially offset by increased capital expenditures

($ in millions)	Q4 2015	Q4 2014	$ Variance	% Variance	Commentary
Operating Working Capital(2) Percentage of LTM Sales	10.6%	9.4%	N/A	120 bps	Principally driven by reduced Accounts Payable due to 2014 payment timing partially offset by lower Accounts Receivable and Inventory due to decreased sales volume
Cash Paid for Interest	$22	$37	($15)	(40.9%)	Principally driven by debt repayments and refinancing
Cash Paid for Income Taxes	$0	$1	($1)	(86.7%)	In line with prior period

(1) See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2) Operating Working Capital = A/R + Inventory – A/P.

8

Allison Transmission

2016 Guidance – End Markets Net Sales Commentary Allison expects first quarter net sales to be lower than the first and fourth quarters of 2015. The anticipated year-over-year decrease in first quarter net sales is expected to occur principally due to lower demand in the North America On-Highway and global Off-Highway end markets. End Market 2015 Net Sales 2016 Midpoint Commentary North America On-Hwy $1,059 (7%) Principally driven by persistently high commercial vehicle retail inventory levels and lower Class 8 straight truck production North America Hybrid-Propulsion Systems for Transit Bus $73 (16%) Principally driven by engine emissions improvements and non-hybrid alternative technologies that generally require a fully-automatic transmission (e.g. xNG) North America Off-Hwy $55 (80%) Principally driven by decreased demand from hydraulic fracturing applications Defense $113 (1%) Principally driven by decreased Tracked Defense demand partially offset by increased Wheeled Defense demand Outside North America On-Hwy $262 2% Principally driven by increased fully-automatic penetration partially offset by continued challenging market demand conditions Outside North America Off-Hwy $35 (34%) Principally driven by continued weakness in the energy and mining sectors Service Parts, Support Equipment & Other $389 (6%) Principally driven by decreased demand for global Off-Highway service parts ($ in millions)

2016 Guidance - Summary Guidance Commentary Net Sales Change from 2015 (6.5) to (9.5) percent Guidance reflects expectations for tempering demand conditions in the North America On-Highway end market, no meaningful relief from the global Off-Highway end market challenges and divergent global economic environments. Guidance also assumes previously considered reductions in demand for North America Hybrid-Propulsion Systems for Transit Bus due to engine emissions improvements and non-hybrid alternatives. Adjusted EBITDA Margin 32.5 to 34.0 percent Principally driven by Net Sales and the execution of several initiatives to align costs and programs across our business with challenging end markets demand conditions Adjusted Free Cash Flow ($ in millions) $400 to $450 $2.30 to $2.60 per diluted share CapEx ($ in millions) Maintenance New Product Programs $60 $5 to $15 Subject to timely completion of development and sourcing milestones Cash Income Taxes ($ in millions) $10 to $15 U.S. income tax shield and net operating loss utilization

APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 2) Adjusted Net Income and Adjusted EBITDA reconciliation (1) Includes income related to benefit plan adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors $ in millions, Unaudited For the year ended December 31 Three months endedDecember 31, Last twelve months ended September 30, 2009 2010 2011 2012 2013 2014 2015 2014 2015 2015 Net income $-,323.89999999999998 $29.6 $103 $514.20000000000005 $165.4 $228.6 $182.3 $50.5 $13 $219.8 plus: Interest expense, net 234.2 277.5 217.3 151.19999999999999 132.9 138.4 114.5 37.4 20.8 131.1 Cash interest expense, net -,242.5 -,239.1 -,208.6 -,167.3 -,159.19999999999999 -,140 -97.1 -36.700000000000003 -21.7 -,112.1 Income tax expense (benefit) 41.4 53.7 47.6 -,298 100.7 139.5 106.5 27.3 6.7 127.1 Cash income taxes -5.5 -2.2000000000000002 -5.8 -10.7 -3.8 -5 -5.2 -1.5 -0.2 -6.5 Fee to terminate services agreement with Sponsors — — — 16 — — — — — — Technology-related investment expenses — — — 14.4 5 2 — — — — Public offering expenses — — — 6.1 1.6 1.4 — — — — Impairments 190 — — — — 15.4 81.3 15.4 80 16.7 Environmental Remediation — — — — — 14 — — 14 Amortization of intangible assets 155.9 154.19999999999999 151.9 150 105.3 98.8 97.1 24.7 24.2 97.6 Adjusted net income $49.599999999999994 $273.70000000000005 $305.39999999999998 $375.90000000000009 $347.9 $479.09999999999997 $493.40000000000009 $117.10000000000001 $122.8 $487.69999999999993 Cash interest expense 242.5 239.1 208.6 167.3 159.19999999999999 140 97.1 36.700000000000003 21.7 112.1 Cash income taxes 5.5 2.2000000000000002 5.8 10.7 3.8 5 5.2 1.5 0.2 6.5 Depreciation of property, plant and equipment 105.9 99.6 103.8 102.5 98.7 93.8 88.3 22.8 22.5 88.6 (Gain)/loss on redemptions and repayments of long-term debt -8.9 -3.3 16 22.1 0.8 0.5 0.3 0.2 0.1 0.4 Dual power inverter module extended coverage 11.4 -1.9 — 9.4 -2.4 1 -2.1 1 — -1.1000000000000001 UAW Local 933 signing bonus — — — 8.8000000000000007 — — — — — — Benefit plan re-measurement — — — 2.2999999999999998 — — — — — — Unrealized loss (gain) on commodity hedge contracts -5.8 0.3 6.5 -1 1.5 -1 1.1000000000000001 0.7 0.4 1.4 Unrealized (gain) loss on foreign exchange — -0.2 0.3 0.1 2.2999999999999998 5.2 1.4 1.8 -0.2 3.4 Premiums and expenses on tender offer and redemption of long-term debt — — 56.9 — — — 25.3 — — 25.3 Restructuring charges 47.9 — — — 1 0.7 — — — — Reduction of supply contract liability — -3.4 — — — — — — — — Other, net(1) 53.2 10.9 8.6 7 13.8 14.7 9.8000000000000007 3.5 2.6 10.7 Legacy employee benefits(6) 36.6 — — Equity income(7) 3.1 — — Benefit plan adjustment(8) 2.5 — -2 2.2999999999999998 1.8 Transitional costs(9) 2 — — Pension curtailment adjustment(10) -1.3 — — UAW Local 933 signing bonus(11) — — — Employee disability coverage(12) — — — Other, net(13) 10.3 10.9 8.6 3 1.8 9.6999999999999993 Adjusted EBITDA $501.29999999999995 $617.00000000000011 $711.89999999999986 $705.1 $626.59999999999991 $739 $719.8 $185.3 $170.1 $734.99999999999989 Adjusted EBITDA excluding technology-related license expenses $501.3 $617 $711.9 $717.1 $632.6 $745.1 $720 $188.1 $170.1 $738 Net Sales $1,766.7 $1,926.3 $2,162.8000000000002 $2,141.8000000000002 $1,926.8 $2,127.4 $1,985.8 $544.4 $478.2 $2,052 Adjusted EBITDA margin 0.28374936321956185 0.3203031718839226 0.32915664878860729 0.32900000000000001 0.32500000000000001 0.34699999999999998 0.36199999999999999 0.34 0.35599999999999998 0.35818713450292394 Adjusted EBITDA margin excl technology-related license expenses 0.2837493632195619 0.32030317188392254 0.32915664878860734 0.33500000000000002 0.32800000000000001 0.35 0.36299999999999999 0.34599999999999997 0.35599999999999998 0.35964912280701755 $ in millions, Unaudited For the year ended December 31 Three months endedDecember 31, Last twelve months ended September 30, 2009 2010 2011 2012 2013 2014 2015 2014 2015 2015 Net income $-,323.89999999999998 $29.6 $103 $514.20000000000005 $165.4 $228.6 $182.3 $50.5 $13 $219.8 plus: Interest expense, net 234.2 277.5 217.3 151.19999999999999 132.9 138.4 114.5 37.4 20.8 131.1 Cash interest expense, net -,242.5 -,239.1 -,208.6 -,167.3 -,159.19999999999999 -,140 -97.1 -36.700000000000003 -21.7 -,112.1 Income tax expense (benefit) 41.4 53.7 47.6 -,298 100.7 139.5 106.5 27.3 6.7 127.1 Cash income taxes -5.5 -2.2000000000000002 -5.8 -10.7 -3.8 -5 -5.2 -1.5 -0.2 -6.5 Fee to terminate services agreement with Sponsors — — — 16 — — — — — — Technology-related investment expenses — — — 14.4 5 2 — — — — Public offering expenses — — — 6.1 1.6 1.4 — — — — Impairments 190 — — — — 15.4 81.3 15.4 80 16.7 Environmental Remediation — — — — — 14 — — 14 Amortization of intangible assets 155.9 154.19999999999999 151.9 150 105.3 98.8 97.1 24.7 24.2 97.6 Adjusted net income $49.599999999999994 $273.70000000000005 $305.39999999999998 $375.90000000000009 $347.9 $479.09999999999997 $493.40000000000009 $117.10000000000001 $122.8 $487.69999999999993 Cash interest expense 242.5 239.1 208.6 167.3 159.19999999999999 140 97.1 36.700000000000003 21.7 112.1 Cash income taxes 5.5 2.2000000000000002 5.8 10.7 3.8 5 5.2 1.5 0.2 6.5 Depreciation of property, plant and equipment 105.9 99.6 103.8 102.5 98.7 93.8 88.3 22.8 22.5 88.6 (Gain)/loss on redemptions and repayments of long-term debt -8.9 -3.3 16 22.1 0.8 0.5 0.3 0.2 0.1 0.4 Dual power inverter module extended coverage 11.4 -1.9 — 9.4 -2.4 1 -2.1 1 — -1.1000000000000001 UAW Local 933 signing bonus — — — 8.8000000000000007 — — — — — — Benefit plan re-measurement — — — 2.2999999999999998 — — — — — — Unrealized loss (gain) on commodity hedge contracts -5.8 0.3 6.5 -1 1.5 -1 1.1000000000000001 0.7 0.4 1.4 Unrealized (gain) loss on foreign exchange — -0.2 0.3 0.1 2.2999999999999998 5.2 1.4 1.8 -0.2 3.4 Premiums and expenses on tender offer and redemption of long-term debt — — 56.9 — — — 25.3 — — 25.3 Restructuring charges 47.9 — — — 1 0.7 — — — — Reduction of supply contract liability — -3.4 — — — — — — — — Other, net(1) 53.2 10.9 8.6 7 13.8 14.7 9.8000000000000007 3.5 2.6 10.7 Legacy employee benefits(6) 36.6 — — Equity income(7) 3.1 — — Benefit plan adjustment(8) 2.5 — -2 2.2999999999999998 1.8 Transitional costs(9) 2 — — Pension curtailment adjustment(10) -1.3 — — UAW Local 933 signing bonus(11) — — — Employee disability coverage(12) — — — Other, net(13) 10.3 10.9 8.6 3 1.8 9.6999999999999993 Adjusted EBITDA $501.29999999999995 $617.00000000000011 $711.89999999999986 $705.1 $626.59999999999991 $739 $719.8 $185.3 $170.1 $734.99999999999989 Adjusted EBITDA excluding technology-related license expenses $501.3 $617 $711.9 $717.1 $632.6 $745.1 $720 $188.1 $170.1 $738 Net Sales $1,766.7 $1,926.3 $2,162.8000000000002 $2,141.8000000000002 $1,926.8 $2,127.4 $1,985.8 $544.4 $478.2 $2,052 Adjusted EBITDA margin 0.28374936321956185 0.3203031718839226 0.32915664878860729 0.32900000000000001 0.32500000000000001 0.34699999999999998 0.36199999999999999 0.34 0.35599999999999998 0.35818713450292394 Adjusted EBITDA margin excl technology-related license expenses 0.2837493632195619 0.32030317188392254 0.32915664878860734 0.33500000000000002 0.32800000000000001 0.35 0.36299999999999999 0.34599999999999997 0.35599999999999998 0.35964912280701755

Non-GAAP Reconciliations (2 of 2) Adjusted Free Cash Flow reconciliation $ in millions, Unaudited For the year ended December 31, For the year ended December 31, Three months endedDecember 31, Last twelve months ended September 30, 2008 2009 2010 2011 2012 2013 2014 2015 2014 2015 2015 Net Cash Provided by Operating Activities $268.10000000000002 $168.7 $388.9 $469.2 $497.5 $453.5 $556.9 $563.79999999999995 $140.9 $173.8 $530.9 (Deductions) or Additions: Long-lived assets -75.3 -88.2 -73.8 -96.9 -,123.9 -74.400000000000006 -64.099999999999994 -58.1 -26.5 -28 -56.6 Fee to terminate services agreement with Sponsors — — — — 16 — — — — — — Technology-related license expenses — — — 12 6 6.1 0.2 2.8 — 3 Excess tax benefit from stock-based compensation 0 — — — 5.3 13.7 24.6 8.4 11.8 0.2 20 Restructuring charge (1) 0 0 — — — — — Accounts payable early payments 0 0 — — — — Delayed accounts receivable receipts 0 0 — — — — — Lehman LIBOR swap settlement 0 0 — — — — — Other 0 0 — — — — — Adjusted Free Cash Flow $192.8 $80.499999999999986 $315.09999999999997 $372.29999999999995 $406.9 $398.8 $523.5 $514.29999999999995 $129 $146 $497.29999999999995 Net Sales $2,061.4 $1,766.7 $1,926.3 $2,162.8000000000002 $2,141.8000000000002 $1,926.8 $2,127.4 $1,985.8 $544.4 $478.2 $2,052 Adjusted Free Cash Flow (% to Net Sales) 9.4% 4.6% 0.1635778435342366 0.17213796929905675 0.18998039032589409 0.20697529582727839 0.24607502115258059 0.25898882062644774 0.23699999999999999 0.30531158511083228 0.24234892787524365 $ in millions, Unaudited For the year ended December 31, For the year ended December 31, Three months endedDecember 31, Last twelve months ended September 30, 2008 2009 2010 2011 2012 2013 2014 2015 2014 2015 2015 Net Cash Provided by Operating Activities $268.10000000000002 $168.7 $388.9 $469.2 $497.5 $453.5 $556.9 $563.79999999999995 $140.9 $173.8 $530.9 (Deductions) or Additions: Long-lived assets -75.3 -88.2 -73.8 -96.9 -,123.9 -74.400000000000006 -64.099999999999994 -58.1 -26.5 -28 -56.6 Fee to terminate services agreement with Sponsors — — — — 16 — — — — — — Technology-related license expenses — — — 12 6 6.1 0.2 2.8 — 3 Excess tax benefit from stock-based compensation 0 — — — 5.3 13.7 24.6 8.4 11.8 0.2 20 Restructuring charge (1) 0 0 — — — — — Accounts payable early payments 0 0 — — — — Delayed accounts receivable receipts 0 0 — — — — — Lehman LIBOR swap settlement 0 0 — — — — — Other 0 0 — — — — — Adjusted Free Cash Flow $192.8 $80.499999999999986 $315.09999999999997 $372.29999999999995 $406.9 $398.8 $523.5 $514.29999999999995 $129 $146 $497.29999999999995 Net Sales $2,061.4 $1,766.7 $1,926.3 $2,162.8000000000002 $2,141.8000000000002 $1,926.8 $2,127.4 $1,985.8 $544.4 $478.2 $2,052 Adjusted Free Cash Flow (% to Net Sales) 9.4% 4.6% 0.1635778435342366 0.17213796929905675 0.18998039032589409 0.20697529582727839 0.24607502115258059 0.25898882062644774 0.23699999999999999 0.30531158511083228 0.24234892787524365